Capital Management - Schedule of Gearing Ratios (Details) - Gearing Ratio [Member] - USD ($)	Dec. 31, 2024	Dec. 31, 2023
Capital Management - Schedule of Gearing Ratios (Details) [Line Items]
Total borrowings	$ 21,418,016	$ 25,089,421
Less: Cash and cash equivalents	(21,699,202)	(5,306,857)
Net (cash) / debt	(281,186)	19,782,564
Total equity	73,103,853	54,151,733
Total capital	$ 73,103,853	$ 73,934,297
Gearing ratio	0.00%	27.00%